Third Quarter 2025 Corporate Update November 6, 2025 EXHIBIT 99.2

Forward-Looking Statements This presentation contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this presentation. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT's ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s PureFive™ resin in food grade applications (including in the United States, Europe, Asia and other future international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the PureFive™ resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives, which could be impacted by significant changes to tariffs on foreign imports; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio, the Ironton Facility, to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility; PCT’s ability to minimize or eliminate the many hazards and operational risks at its manufacturing facilities that can result in potential injury to individuals, disrupt its business (including interruptions or disruptions in operations at its facilities), and subject PCT to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of its new polypropylene recycling facility in Thailand, its first commercial-scale European plant located in Antwerp, Belgium, and the multi-line purification facility to be built in Augusta, Georgia in a timely and cost-effective manner; PCT's ability to execute its growth plan to bring an additional one billion pounds of installed polypropylene recycling capability online before 2030, including its ability to meet related construction, regulatory, and financing requirements; PCT’s ability to procure, sort and process polypropylene plastic waste at its planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy; the success or profitability of PCT’s offtake arrangements; the potential impact of economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT’s future capital requirements and sources and uses of cash; developments and projections relating to PCT’s competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action and putative class action cases; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover in employees and increases in employee-related costs; changes in the prices and availability of labor (including labor shortages); any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the conflict in the Middle East); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk. PCT undertakes no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events

PCT Highlights Operations Produced 7.2 million pounds of PureFive™ at Ironton, a new quarterly record September production of 3.3 million pounds, a new monthly record Denver successfully ramped to second shift, with plans for a third shift in Q4 Ironton compounding additions on track Commercial First P&G application passed all tests for processability and properties with sales expected to start in Q4 White thermoformed coffee lids made with PureFive™ resin expected to ship for top 5 global QSR in Q4 Showing successful conversions through the sales pipeline, targeting numerous brands to ramp in Q4 Sales pipeline continues to build; currently engaged in various stages with >100 opportunities Earned APR Recycled Content Certification Received REACH Certification, allowing PureFive™ sales into Europe and enabling EU customer qualifications Progressing with multinationals on long-term, multi-site global supply contracts Growth Thailand project continues to progress across numerous milestones PCT scaled-up Gen-2 purification design currently on track for 1H 2026 Finance European Innovation Fund proposal has been accepted; signing of (up to) €40 million Grant Agreement expected by end of Q1 ‘26 Pursuing Thailand debt financing with local banks Overview Operations Commercial Growth Finance

Ironton Update

Record Quarterly Pellet Production (MM lbs. PureFive™)



3.6
4.2
3.4
7.2
Q4 24
Q1 25
Q2 25
Q3 25

Compounding Expansion Update

- Final product compounding expansion project is on track for a Q4-25 mechanical completion (~100MM lbs. / yr)
- Significantly reduces complexity of supply chain and improves product offering to customers
- Widens the market for available sales
- Completed installation of co-product 2 compounding capacity



Co-Product 2 (CP2)



CP2 Extruder



CP2 Pellets

PURECYCLE™ Overview Operations Commercial Growth Finance 4

Denver & CP1/CP2 Sales Reduce Net Feedstock Costs Began selling non-PP components of feedstock Integrated compounding operations at Ironton should unlock co-product sales Continuing to optimize operations for higher co-product sales Co-product sales impact on feedstock costs Overview Operations Commercial Growth Finance

PureCycle Continues to Qualify Key Segments

2023 North American Direct Sales
Billion lbs.


Flexible Packaging (Film)
10%
Thermoformed Packaging
14%
Injection Molding Packaging
14%
Fiber
15%
Automotive
21%
Other
26%
12.6 Billion lbs.

- Technical achievements across multiple grades have enabled PureCycle resin to be used across many applications
- These applications represent components of 74% of the total North American market and led to the development of PureCycle's first portfolio line card
- PureCycle currently focusing on these segments:
  - Food-grade Film (Flexible packaging)
  - QSR Cups and Lids (Thermoform Packaging)
  - Dairy, other (Injection Molding Packaging)

Source: American Chemistry Council, PureCycle Analysis

PURECYCLE™ Overview Operations Commercial Growth Finance 6

PureFive™ Product Portfolio

Market	Application	Polypropylene Type	Grade Name[1]	FDA COU[2]	Additives[3]			PCR (wt.%)	MFR[4] (dg/min)
					G	N	AS		
General Purpose		Homopolymer	PureFive Ultra™ HPP 15-100FN	A-H		•	•	95	10-20
		Homopolymer	PureFive Choice™ HPP 15-100FN White, Black[5]	B-H		•	•	95	10-20
Flexible Packaging	BOPP Film	Homopolymer	PureFive Choice™ HPP 02-30F	A-H				32	2.5
		Homopolymer	PureFive Choice™ HPP 04-50F	A-H				52	4.0
		Homopolymer	PureFive Choice™ HPP 07-70F	A-H				72	7.0
Rigid Packaging	Thermoforming	Homopolymer	PureFive Choice™ HPP 02-30FN	A-H		•	•	32	2.5
		Homopolymer	PureFive Choice™ HPP 02-30FN White, Black[5]	B-H		•	•	32	2.5
		Homopolymer	PureFive Choice™ HPP 04-50FN	A-H		•	•	52	4.0
		Homopolymer	PureFive Choice™ HPP 04-50FN White, Black[5]	B-H		•	•	52	4.0
		Homopolymer	PureFive Choice™ HPP 07-70FN	A-H		•	•	72	7.0
		Homopolymer	PureFive Choice™ HPP 07-70FN White, Black[5]	B-H		•	•	72	7.0
	Injection Molding	Homopolymer	PureFive Choice™ HPP 45-100FN White, Black[5]	B-H		•	•	95	45
		Impact Copolymer	PureFive Choice™ CPP 20-50FN	A-H		•	•	52	20
		Impact Copolymer	PureFive Choice™ CPP 80-30FN White	B-H		•	•	32	80
		Impact Copolymer	PureFive Choice™ CPP 80-80FN White	B-H		•	•	82	80
Fiber and Filaments	CF/BCF[6]	Homopolymer	PureFive Choice™ HPP 35-50	-	•			52	35
	CF/BCF/Staple	Homopolymer	PureFive Choice™ HPP 18-50	-	•			52	18
	Raffia (Food)	Homopolymer	PureFive Choice™ HPP 04-50F	A-H				52	4.0
	Raffia (Non-Food)	Homopolymer	PureFive Choice™ HPP 04-50	-				52	4.0

1. F = Food Grade, N = Nucleator
2. FDA COU = FDA Conditions of Use. PureFive™ resin complies with FDA 21 CFR 177.1520(c)1.1. Please contact your PureCycle representative for more information.
3. All products contain antioxidants. Additional additives are G = Anti-Gas Fading AO Package, N = Nucleator, AS = Antistatic Agent.
4. Melt Flow Rate (230 °C, 2.16 kg), ASTM D1238
5. Black resin produced using recycle-friendly Near Infrared (NIR) transparent colorant
6. CF = Continuous Filament, BCF = Bulk Continuous Filament

Pipeline Update – Progressing and Converting

# of Projects	Customer	Application	Progress
1	Churchill Container	Injection Molding	Successful brand adoption for four programs; ramping
1	Emerald Carpets	Fiber	Qualifying numerous color palettes; ramping
1	Consumer Goods	Thermoform	Negotiations complete; ramping starting in Q4
1	Top 5 Global Personal Care	Injection Molding	PCT and Customer team developing 2026 production plan
1	Top 5 Domestic Dairy Producer	Thermoform	All taste/odor testing complete; awaiting brand approval
1	Top 5 Domestic Dairy Producer	Injection Molding	All taste/odor testing complete; awaiting brand approval
1	Top 5 Domestic Tape Manufacturer	BOPP Film	Additional testing on industrial Brückner machine in November
1	Top 5 Global Auto OEM	Injection Molding	Progressed to contract discussions
3	Top 5 Global Personal Care	Injection Molding	All applications have passed mechanical trial requirements and brand added additional testing; currently awaiting results
5	Domestic Fiber Producers	Fiber	Long brand adoption cycle with highly fragmented demand
1	Consumer Goods	Injection Molding	PCT reluctance to resource low volume opportunity

PURECYCLE™
Overview | Operations | Commercial | Growth | Finance | 8

Pipeline Update – Highlighted Opportunities

# of Projects	Customer	Application	Progress
1	Top 5 Global QSR	Thermoform	Shipping product in Q4
1	Top 5 Domestic Compounder	Thermoform	Pending final brand approval; original ramp in Q3, now in Q4
1	Top 5 Global QSR	Thermoform	Engaged in early trials and discussions
1	Top 5 Global QSR	Thermoform	Engaged in early trials and discussions
1	Top 5 Global Snack Brand	BOPP Film	Pending industrial film trial in Q4
1	Top 5 Global Snack Brand	BOPP Film	Pending industrial film trial in Q4
1	Fortune 500 Global Branded Food Co.	Thermoform	Industrial trial scheduled in Q4; first trial in Mexico
1	Top 5 Global Converter	Thermoform	Industrial trial scheduled in Q4 for white PP bowls
1	Top 5 Global Converter	BOPP Film	Pilot trial scheduled in Q4
>100	Various		Other pipeline applications in various stages

PURECYCLE™
Overview | Operations | Commercial | Growth | Finance | 9

Progress with BOPP Film

Market	Application	Polypropylene Type	Grade Name[1]	FDA COU[2]	PCR (wt.%)	MFR[4] (dg/min)
Flexible Packaging	BOPP Film	Homopolymer	PureFive Choice™ HPP 02-30F	A-H	32	2.5
		Homopolymer	PureFive Choice™ HPP 04-50F	A-H	52	4.0
		Homopolymer	PureFive Choice™ HPP 07-70F	A-H	72	7.0

- Another successful large-scale trial at Brückner in September; produced 5.3km (>3 miles) of BOPP film at various thicknesses and PCR levels
  - Multiple rolls of film were successfully tested for printing by a global leader in labels
- Industrial-scale trials for flexible food packaging scheduled in Q4 2025 with U.S.-based film converters using Brückner machines
- Following industrial blown film trial, PureFive™ resin was successfully transformed into adhesive packaging tape with top-five tape manufacturer
  - Additional trials now scheduled with multiple tape companies

"These latest trials give us confidence that the world's leading film producers can use PureFive™ resin on their industrial-sized Brückner lines to produce sustainable film for the growing BOPP market."

-Dr. Markus Koppers

Head of the Technology Center at Brückner Siegsdorf (Nov. '25)



Label Printed on Film Made with PureFive Choice™ HPP04-50FN



Label Printed on Film Made with PureFive Choice™ HPP04-50FN



Tape Made with PureFive Choice™ HPP04-50

PURECYCLE Overview Operations Commercial Growth Finance 10

Progress with Thermoforming & Extrusion

Market	Application	Polypropylene Type	Grade Name[1]	FDA COU[2]	PCR (wt.%)	MFR[4] (dg/min)
Rigid Packaging	Thermoforming	Homopolymer	PureFive Choice™ HPP 02-30FN	A-H	32	2.5
		Homopolymer	PureFive Choice™ HPP 02-30FN White, Black[5]	B-H	32	2.5
		Homopolymer	PureFive Choice™ HPP 04-50FN	A-H	52	4.0
		Homopolymer	PureFive Choice™ HPP 04-50FN White, Black[5]	B-H	52	4.0
		Homopolymer	PureFive Choice™ HPP 07-70FN	A-H	72	7.0
		Homopolymer	PureFive Choice™ HPP 07-70FN White, Black[5]	B-H	72	7.0

- Trials completed with multiple converters in foodservice (QSR cold cups and QSR hot coffee lids) and food retail packaging (fruit cups, snack cups and dairy containers)

- PCT thermoforming grade has been tested at various operational conditions and works well for each of these applications

- These resin grades also suitable for profile extrusion process
    - Promotional pens were successfully extruded with PureFive™ resin



Snack Cups Made with PureFive Choice™ HPP04-50FN



Pen Made with Two Grades of PureFive Choice™ HPP04-50 & HPP12-50

PURECYCLE™ Overview Operations Commercial Growth Finance 11

Progress with Procter & Gamble

Market	Application	Polypropylene Type	Grade Name[1]	FDA COU[2]	PCR (wt.%)	MFR[4] (dg/min)
Rigid Packaging	Injection Molding	Impact Copolymer	PureFive Choice™ CPP20-50FN	A-H	52	20

- Resin grade, PureFive Choice□ CPP20-50FN, developed for caps & closures through collaboration with P&G

- Passed all tests for processability and properties, including color, shrinkage and mechanicals on caps for small 10-ounce detergent bottles

  - Shipments to P&G’s converter for production planned for Q4
  - In-market appearance of caps in first quarter of 2026

- Progress continues on other P&G Phase 1 applications





Caps Made with PureFive Choice™ CPP20-50FN

PURECYCLE
Overview Operations Commercial Growth Finance 12

Momentum Building with Churchill Container

Market	Application	Polypropylene Type	Grade Name[1]	FDA COU[2]	PCR (wt.%)	MFR[4] (dg/min)
Rigid Packaging	Injection Molding	Homopolymer	PureFive Choice™ HPP 45-100FN White, Black[5]	B-H	95	45

- Run It Back™ line launched by Churchill in February 2025
- In August, the Cleveland Browns became the first team to introduce Run It Back™ cups at stadium concessions
- Movie theaters to use PureFive™ resin in cups for upcoming release of popular franchise film
- Sponsor of large 2026 sporting event committed to use Run It Back™ cups

Case Study: PureCycle, Churchill Container, Cleveland Browns Collaborate to Achieve True Circularity


BROWNS

Cups Made with PureFive Choice™ HPP45-100FN

PURECYCLE
Overview | Operations | Commercial | Growth | Finance
13

State Level Regulatory Momentum Regulatory efforts are accelerating in multiple states across the political spectrum State level EPR and other recycling mandates is continuing (20%+ of US population affected) PCT engaging with policymakers, state organizations, and other relevant parties during rulemaking phases State Bill # Year Implementation % of US Pop. Maine LD 1541 2021 2026 0.4% Oregon S 582 2021 2025 1.3% New Jersey S 2515 2022 2025 2.8% Colorado HB 1355 2022 2026 1.8% California SB 54 2022 2027 11.6% Minnesota HF 3911 2024 2029 1.7% Maryland SB 901 2025 2029 1.8% Washington SB 5284 2025 2030 2.4% EPR for packaging law Overview Operations Commercial Growth Finance Needs Assessment Law Bill introduced in 2025

Thailand Continues to Progress



Project Milestones

- Thai-based project team is finalizing site-based engineering requirements
- Permit and incentive applications on schedule and expected to be approved by Q1 2026
- Mechanical completion still expected in 2027

Feedstock Milestones:

- Engaging with 16 independent suppliers
- Volume could represent ~4x annual requirements for line 1
- Executed LOIs targeting ~100MM lbs. annually
- PP concentration ranges from 70-95%
- Meltflow Rate (MFR) ranges consistent with Ironton

PURECYCLE
Overview | Operations | Commercial | Growth | Finance | 15

Q3 2025 Cash Update Unrestricted Cash Use Highlights (in MM): ($16.5) Operations (incl. Feedstock & Denver) ($9.3) Corporate Expenses ($7.5) Projects & Other Capital Market Activities (in MM): ($12.9) Debt Service (incl. $1.9M non-recurring debt service from CSC Payoff) ($6.0) June capital raise fees Summary of Cash Changes (in MM) June 30, 2025 Sept. 30, 2025 change Unrestricted Cash $284.1 $234.4 $(49.7) Restricted Cash $13.9 $12.9 $(1.0) Total $298.0 $247.3 $(50.7) Overview Operations Commercial Growth Finance

Third Quarter 2025 Corporate Update November 6, 2025